Wave Life Sciences Corporate Presentation August 17, 2022 Exhibit 99.1

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

UNLOCKING THE BODY’S OWN ABILITY TO TREAT GENETIC DISEASE realizing a brighter future for patients and families

Building a leading genetic medicines company ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; HD: Huntington’s disease; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency 1stereopure oligonucleotides and novel backbone chemistry modifications Diversified Pipeline CNS: ALS, FTD, HD Muscle: DMD Hepatic diseases: AATD Clinical Expertise Multiple global clinical trials Innovative trial designs Innovative Platform Stereopure oligonucleotides Novel backbone modifications (PN chemistry) Silencing, splicing, and editing modalities Strong and broad IP position1 GMP Manufacturing Internal manufacturing capable of producing oligonucleotides at scale LEVERAGING THE ONGOING genetic revolution Targeting THE TRANSCRIPTOME TO UNLOCK THE BODY’S OWN ABILITY TO TREAT GENETIC DISEASE >6,000 monogenic diseases; vastly more polygenic diseases Increase in genetic testing Biomarkers to assess target engagement early in clinical development Greater understanding of genetic disease and cellular biology Innovations for precise modification of transcriptome, proteome and interactome Many diseases out of reach for traditional medicines

… … Wave’s ability to rationally design oligonucleotides enables access to unique disease targets Chirality None PN backbone Sp PN backbone Rp Chirality … … PS backbone Rp PS backbone Sp Chirality … … PRISM backbone linkages PO: phosphodiester PS: phosphorothioate -O -S N (Rp) (Sp) PO PS PN Negative charge Neutral charge Negative charge Phosphoryl guanidine x-ray structure example

Harnessing the biological machinery in our cells to treat genetic diseases Silencing Splicing RNA Base Editing Degradation of RNA transcripts to turn off protein production Restore RNA transcripts and turn on protein production Efficient editing of RNA bases to restore or modulate protein production Endogenous ADAR enzyme Restored Reading Frame Endogenous RNase H Endogenous AGO2 RISC

Built-for-Purpose Candidates to Optimally Address Disease Biology Silencing | Splicing | RNA Editing DESIGN Unique ability to construct stereopure oligonucleotides and control three structural features to efficiently engage biological machinery OPTIMIZE Provides the resolution to observe this structural interplay and understand how it impacts key pharmacological properties Sequence Stereochemistry Chemistry Unlocking the body’s own ability to treat genetic disease

THERAPEUTIC AREA / TARGET MODALITY DISCOVERY PRECLINICAL CLINICAL RIGHTS NEUROLOGY Takeda 50:50 option ALS and FTD C9orf72 Takeda 50:50 option Huntington’s disease mHTT SNP3 SCA3 ATXN3 CNS diseases Multiple 100% global DMD Exon 53 100% global HEPATIC AATD – lung and liver disease SERPINA1 100% global Robust portfolio of stereopure, PN-modified oligonucleotides ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; SCA3: Spinocerebellar ataxia 3; CNS: Central nervous system; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency Therapeutic modality Silencing Splicing ADAR editing (AIMers) WVE-004 (FOCUS-C9) WVE-003 (SELECT-HD) WVE-006 WVE-N531 NEUROLOGY HEPATIC (GalNAc)

WVE-004 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

C9orf72 repeat expansions: One of the most common genetic causes of ALS and FTD Typically 100’s-1000’s of GGGGCC repeats Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD) Hexanucleotide (G4C2)- repeat expansions in C9orf72 gene are common autosomal dominate cause for ALS and FTD Different manifestations across a clinical spectrum Fatal neurodegenerative disease  Progressive degeneration of motor neurons in brain and spinal cord C9-specific ALS: ~2,000 patients in US Progressive neuronal degeneration in frontal / temporal cortices Personality and behavioral changes, gradual impairment of language skills C9-specific FTD: ~10,000 patients in US Including patients with C9-associated ALS, FTD or both Sources: Balendra et al, EMBO Mol Med, 2017; Brown et al, NEJM, 2017, DeJesus-Hernandez et al, Neuron, 2011. Renton et al, Neuron, 2011. Zhu et al, Nature Neuroscience, May 2020, Stevens et al, Neurology 1998

Reduced expression RNA variants RAN translation C9orf72 protein RNA foci Dipeptide repeat proteins (DPRs) Sense: poly(GA), poly(GR) Antisense: poly(PR), poly(PA) Sense & Antisense: poly(GP) Toxic RNA aggregation Gain-of-function Loss-of-function Repeat-expanded allele Wild-type C9orf72 allele Genetic mutation C9orf72 Poly(GP) biomarker selected as preferred DPR biomarker Abundant in CNS Most soluble Stable expression Only DPR derived from both sense & antisense RNAs Variant-selective oligonucleotide, lowering V1 & V3 in preclinical studies1 Preserves C9orf72 protein expression; does not exacerbate potential loss-of-function driver of disease Reduces toxic gain-of-function drivers of disease (RNA foci, DPRs) 1Liu et al., 2022 Mol Ther Nuc Acids doi: 10.1016/j.omtn.2022.04.007 Transcription Antisense Mis-spliced RNA Stabilized intron 1 Pathological RNAs V1 V2 V3 WVE-004 is designed to affect multiple drivers of toxicity Disease drivers Sense & Antisense RNA Decrease in beneficial protein WVE-004 addresses each biological aspect of C9orf72-associated ALS and FTD 1 2 3

* *** ** *** Spinal cord Relative poly(GP) levels (normalized to PBS) Cortex >90% knockdown of poly(GP) DPR protein Two doses of WVE-004 Six months >80% knockdown of poly(GP) DPR protein Relative poly(GP) levels (normalized to PBS) p≤0.0001 Liu et al., 2022 Molecular Therapy Nucleic Acids doi: 10.1016/j.omtn.2022.04.007; 2 x 50 ug (day 0, day 7) dosed ICV; DPRs measured by poly(GP) MSD assay. *: p≤ 0.05 **: P ≤ 0.01, ***: P ≤ 0.001. DPR: Dipeptide repeat protein Weeks Weeks PBS Poly(GP) DPR Oligonucleotide concentration WVE-004: WVE-004: C9orf72 protein unchanged at 6 months ns ug of oligo / g of tissue ug of oligo / g of tissue ns Relative fold change C9orf72/HPRT1 1.5 0.5 0.0 1.0 Relative fold change C9orf72/HPRT1 1.5 0.5 0.0 1.0 WVE-004 PBS WVE-004 PBS Preclinical studies with WVE-004 demonstrated durable reduction of poly(GP) in spinal cord and cortex 6 months after two doses Preclinical in vivo results: Spinal cord Cortex

WVE-004 clinical data demonstrate successful translation of preclinical approach to clinic PK: pharmacokinetic PD: pharmacodynamic; Right: Mixed model for repeated measures used to estimate geometric mean ratio to baseline via least squares mean and to calculate p-values. P-values represented by asterisks are for within-dose group geometric mean ratios. *p≤0.05, **p≤0.01, ***p≤0.001. Poly(GP) assay: Wilson et al., 2022 J Neurol Neurosurg Psychiatry doi:10.1136/jnnp-2021-328710. Data presented at ENCALS Meeting (June 1-3, 2022) PK/PD modeling using preclinical in vivo models predicted pharmacodynamically active starting dose Target engagement confirmed in patients supports advancing FOCUS-C9 clinical study Poly(GP) reduction in cortex and spinal cord in transgenic mice with WVE-004 Sufficient concentrations of WVE-004 in cortex and spinal cord of NHP for target engagement

30 mg n=10 FOCUS-C9 clinical trial underway 10 mg n=3 60 mg n=4 20 mg n=10 10 mg n=6 4 monthly doses Dose and frequency to be guided by DSMB Target engagement observed in single dose cohorts Single dose Multidose Open-label extension (OLE) clinical trial Initiation anticipated in 2H 2022 Additional single and multidose clinical data for WVE-004 expected in 2H 2022

WVE-003 Huntington’s Disease

Healthy individual Huntington’s disease mHTT toxic effects lead to neurodegeneration, loss of wtHTT functions may also contribute to HD Stresses wtHTT Stresses wtHTT mHTT + ~50% decrease in wtHTT Healthy CNS function Synaptic dysfunction | Cell death | Neurodegeneration Loss of wtHTT functions Huntington’s disease (HD) Wild-type HTT (wtHTT) is critical for normal neuronal function* Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT) HD is a monogenic autosomal dominant genetic disease; fully penetrant and affects entire brain Fatal disease characterized by cognitive decline, psychiatric illness, and chorea 30,000 people with HD in the US and more than 200,000 at risk of developing HD

mHTT, mutant HTT; wtHTT, wild-type HTT; PO, phosphodiester; PS, phosphorothioate; PN, phosphoryl guanidine; wtHTT literature sources: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015 mHTT RNA   wtHTT RNA WVE-003 targets mHTT “SNP3” SNP3 C A G C A G C A G C A G C A G expanded CAG repeat PO PS PN -O Negative Negative -S Neutral wtHTT supports healthy brain function, especially in the context of stress Promotes neuronal survival Supports synaptic protein transport Regulates synaptic plasticity Supports cilia and CSF circulation Only wtHTT-sparing oligonucleotide in clinical development Contains Wave’s novel PN chemistry WVE-003: Allele-selective oligonucleotide designed to lower mHTT while sparing wtHTT

Hu97/18 mice administered 3x100 mg intracerebroventricular doses PBS or oligonucleotide. Relative mHTT RNA in cortex (left) striatum (middle) or hippocampus (right) at 4, 8 and 12-weeks post-dosing. Data are mean ± SD, n=8. Stats: ns non-significant, *P<0.05, **P<0.01, ***P<0.0001, ****P<0.0001 versus PBS by 1-way ANOVA. mHTT, mutant HTT; wtHTT, wild-type HTT; Tubb, tubulin Allele-selective molecule decreases mHTT, spares wtHTT; Pan-silencer uniformly decreases both Percentage HTT RNA expression (mHTT/Tubb - PBS) **** *** **** **** **** mHTT wtHTT Hu97/18 mouse Allele-selective activity in CNS of Hu97/18 mice **** * *** Cortex Striatum PBS Pan-silencing control Allele-selective molecule Time (weeks) Time (weeks) PBS Pan-silencing control Allele-selective molecule

WVE-003 (SNP3) demonstrates selective, potent, and durable reduction of mHTT in preclinical models Selectively reduces mHTT mRNA in HD iPSC neurons in vitro Results from ND50036 iPSC-derived medium spiny neurons. Total HTT knockdown quantified by qPCR and normalized to HPRT1. Oligonucleotide or PBS [100 μg ICV injections through cannula on days 1, 3, 5] delivered to BACHD transgenic. Mean ± SD (n=8, *P<0.0332, ***P<0.0002, ****P<0.0001 versus PBS unless otherwise noted). HPRT1, hypoxanthine-guanine phosphoribosyl transferase; iPSC, induced pluripotent stem cell; ICV, intracerebroventricular; PBS, phosphate-buffered saline Similar results in cortex Pan-silencing reference compound WVE-003 PBS Weeks *** **** **** **** **** **** Pan-silencing reference compound WVE-003 Percentage HTT mRNA Remaining Durable striatal mHTT knockdown for 12 weeks in  BACHD mouse model

WVE-003 (allele-selective compound in HD) achieves concentrations in patient CSF expected to engage target Blinded CSF WVE-003 concentrations compared to CSF WVE-120102/WVE-120101 concentrations  Demonstrated allele selectivity for mHTT mHTT reduction in cortex and striatum in transgenic mice with WVE-003 Achieved sufficient concentrations of WVE-003 in NHP brain tissues for target engagement Dose escalation continues in ongoing SELECT-HD clinical trial PK/PD modeling using preclinical in vivo models predicted pharmacodynamically active starting dose WVE-120101 (SNP1) and WVE-120102 (SNP2): First-generation PS/PO compounds for HD

Day 1-3 15 29 57 85 Dose q PK / Biomarker Samples l l l l l Clinical Evaluations l l l l SELECT-HD clinical trial: Dose level and dosing frequency guided by independent committee Dose level and dosing frequency guided by independent committee Single ascending dose Dose Level Cohort 1 Cohort 1 Additional cohorts Proceed to MAD Monthly or less frequent dosing PK / Biomarker samples Clinical evaluations Additional cohorts l l q Safety and tolerability UHDRS Clinical evaluations mHTT wtHTT NfL Key biomarkers: Multi-ascending dose Adaptive cohorts Inclusion criteria: ≥25 to ≤60 years old SNP3 on mHTT allele PK: pharmacokineticmHTT: mutant HTTwtHTT: wild-type HTTNfL: neurofilament light chain Clinical data expected in 2H 2022

WVE-N531 Duchenne muscular dystrophy

Duchenne muscular dystrophy Duchenne muscular dystrophy Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function. Dystrophin protein established by FDA as surrogate endpoint reasonably likely to predict benefit in patients1 for accelerated approval in DMD Confirmatory studies ongoing Increasing amount of functional dystrophin expression over minimal amount shown with approved therapies is expected to result in greater benefit for patients Impacts 1 in every 5,000 newborn boys each year; 20,000 new cases annually worldwide. 1Vyondys: www.fda.gov; viltepso; www.fda.gov; Exondys; www.fda.gov; Amondys: www.fda.gov

PN chemistry improved muscle exposure and survival in preclinical mouse models Kandasamy et al., 2022; doi: 10.1093/nar/gkac018 PN boosted muscle concentrations after single dose, which correlated with exon-skipping activity PN PN Treatment with PN-modified molecules led to 100% survival of dKO mice at time of study termination Better tissue exposure 100 75 50 25 0 Survival probability (%) 0 4 8 12 16 20 24 28 32 36 40 Time (weeks) PS/PO/PN, 75 mg/kg bi-weekly PBS PS/PO, 150 mg/kg weekly PS/PO/PN, 150 mg/kg weekly Note: Untreated, age-matched mdx mice had 100% survival at study termination [not shown]

PS/PO/PN splicing compound restores muscle and respiratory function to wild-type levels in dKO mice Left: Mdx/utr-/- mice received weekly subQ 150 mg/kg dose of PS/PO/PN stereopure oligonucleotide (postnatal day 10). Age-matched mdx/utr-/- littermates treated with PBS, wild-type C57BL10 mice not treated. Wild-type, dKO PBS mice: 6 wks old; dKO PS/PO/PN: 28 – 41 wks old; Electrophysiology performed at Oxford University based on Goyenvalle et al., 2010 Mol Therapy; Right: Kandasamy et al., 2022; doi: 10.1093/nar/gkac018 Wild-type dKO / PBS dKO (PS/PO/PN oligonucleotide) **** **** **** **** Specific Force (EDL) Eccentric Concentration dKO: PS/PO/PN dKO: PBS Wild-type Muscle Function Respiratory Function

WVE-N531: Dystrophin restoration in vitro and enhanced muscle distribution in NHPs Western Blot normalized to primary healthy human myoblast lysate Dystrophin protein restoration of up to 71% in vitro Plasma and tissue concentrations of WVE-N531 (PS/PO/PN) significantly higher than suvodirsen (1st-gen PS/PO) in multiple NHP studies Substantially higher muscle concentrations (including heart and diaphragm) as compared to suvodirsen Higher plasma Cmax, AUC and Ctrough Enhanced muscle distribution in NHPs

dKO mouse model Currently dosing at human equivalent doses in the range explored in preclinical dKO model Plasma WVE-N531 concentrations compared to plasma suvodirsen concentrations Treatment with PN-modified molecules led to 100% survival of dKO mice at time of study termination Dosing underway at Dose 4 of WVE-N531

Cohort expansion to be guided by assessment of muscle biopsies: (drug distribution in muscle and biomarkers) Dose escalation ongoing in clinical trial of WVE-N531 Open-label clinical trial of boys with DMD amenable to exon 53 skipping Dose level and dosing frequency guided by tolerability and plasma PK DMD: Duchenne muscular dystrophy Ascending intra-patient doses of WVE-N531 Up to 4 dose levels (administered ≥4 weeks apart) evaluated to select dose level for multidose Up to 3 additional doses given every-other-week at selected dose level, followed by muscle biopsy Additional patients enrolled and dosed every other week at selected dose level Up to 7 total doses to be given followed by a minimum 8-week safety monitoring period Powered to evaluate change in dystrophin expression Clinical data, including muscle biopsies, expected in 4Q 2022 Initial cohort Possible cohort expansion (up to 15 boys)

WVE-006 Alpha-1 antitrypsin deficiency (AATD)

3) Retain M-AAT physiological regulation 2) Reduce Z-AAT protein aggregation in liver WVE-006: designed to correct mutant AATD transcript to address both liver and lung manifestations of AATD M-AAT reaches lungs to protect from proteases M-AAT secretion into bloodstream AAT: Alpha-1 antitrypsin Strnad et al., 2020 N Engl J Med 382:1443-55; Blanco et al., 2017 Int J Chron Obstruct Pulmon Dis 12:561-69; Remih et al., 2021 Curr Opin Pharmacol 59:149-56. WVE-006 ADAR editing approach to address key goals of AATD treatment: PI*MM Normal PI*MZ Low PI*SZ PI*ZZ High (lung + liver) Null (no AAT) Highest risk (lung) Risk of AATD by genotype RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein Z-AAT 1) Restore circulating, functional wild-type M-AAT ~200K people in US and EU with mutation in SERPINA1 Z allele (PI*ZZ) AATD is an inherited genetic disorder that is commonly caused by a G-to-A point mutation (“Z allele”) in the SERPINA1 gene, which leads to lung disease due to lack of wild-type alpha1-antitrypsin (M-AAT) in lungs and liver disease due to aggregation of misfolded Z-AAT protein in hepatocytes ~50% RNA editing

AATD AIMer restores functional M-AAT protein and alleviates liver aggregation in preclinical model GalNAc AIMer (SA1-5) administered bi-weekly (10 mg/kg) following initial loading dose (3 x 10 mg/kg) in huADAR/SERPINA1 mice (8–10 weeks old); Left: Neutrophil elastase inhibition assay (pre-dose, week 19 serum samples), Stats: Mixed effects analysis P<0.001; Right: 20x images from liver stained with PAS-D at 19 weeks ** p<0.01 Neutrophil elastase inhibition (Week 19) *** PBS GalNAc AIMer ~3-fold PAS-D staining (19 weeks) GalNAc AIMer PBS Weeks following first dose PAS-D-positive area declines with AIMer treatment ** PBS GalNAc AIMer Correction of gain-of-function phenotypes Restored M-AAT reaches lungs to protect from proteases Wild-type M-AAT protein replaces Z-AAT with RNA correction Correction of loss-of-function phenotypes Z-AAT M-AAT Decreased liver aggregates

WVE-006 results in circulating AAT protein levels well above established 11µM threshold in vivo WVE-006 treatment results in serum AAT protein levels >11 uM in AATD mouse model (NSG-PiZ mice) Restored AAT protein WVE-006 is a GalNAc-conjugated AIMer (A to I(G) RNA base editing oligonucleotide); WVE-006 administered in 7-week old NSG-PiZ mice (n=5 per group); Left: Liver biopsies collected at week 13 (one week after last dose) and SERPINA1 editing was quantified by Sanger sequencing; Stats: One-way ANOVA with adjustment for multiple comparisons (Tukey); Right: Total serum AAT protein quantified by ELISA; Stats: Two-Way ANOVA with adjustment for multiple comparisons (Tukey) ~4 to 7-fold higher than PBS WVE-006 PBS SERPINA1 mRNA editing in liver of AATD mouse model (NSG-PiZ mice) (Week 13) 10 mg/kg subcutaneous dose SERPINA1 editing

RNA editing only detected at PiZ mutation site in SERPINA1 transcript (mouse liver) RNA editing within transcriptome (mouse liver) ADAR editing is highly specific; no bystander editing observed on SERPINA1 transcript SERPINA1 (PiZ mutation site) % Editing Dose 3 x 10mg/kg days (0, 2, 4) SC. Liver biopsies day 7. RNAseq, To quantify on-target SERPINA1 editing reads mapped to human SERPINA1, to quantify off-target editing reads mapped to entire mouse genome; plotted circles represent sites with LOD>3 (N=4); Analyst and Investor Research Webcast September 28, 2021 Coverage Coverage Editing site (PiZ mutation) PBS SA1-4 AIMer C 0% T 100% C 48.2% T 51.8%

WVE-006 results in efficient editing in primary human hepatocytes, further supporting strong candidate profile Primary human hepatocytes from an MZ donor treated with WVE-006 (GalNAc AIMer) at indicated doses for 48 hrs; SERPINA1 editing was quantified by Sanger sequencing Note: Due to MZ genotype, Y-axis ranges from ~50-100% Efficient SERPINA1 editing in donor-derived primary human hepatocytes with WVE-006 (MZ genotype) Efficient SERPINA1 and circulating AAT protein restoration in vivo demonstrated in AATD mouse model Concentration-dependent RNA editing in vitro demonstrated in primary human hepatocytes (MZ genotype) IND-enabling activities underway CTA submissions for WVE-006 expected in 2023

AIMers RNA base editing capability

Unlocking RNA editing with PRISM platform to develop AIMers: A-to-I editing oligonucleotides Endogenous ADAR enzymes 1Woolf et al., PNAS Vol. 92, pp. 8298-8302, 1995; Right: Data from independent experiments; Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR and quantified by Sanger sequencing Improved editing PS/PO/PN PS/PO (Stereopure) PS/PO (Stereorandom) Concentration (mM) % ACTB editing ADAR enzymes First publication (1995) using oligonucleotide to edit RNA with endogenous ADAR1 Catalyze conversion of A-to-I (G) in double-stranded RNA substrates A-to-I (G) edits are one of the most common post-transcriptional modifications ADAR1 is ubiquitously expressed across tissues, including liver and CNS Learnings from biological concepts Applied to ASO structural concepts Applied PRISM chemistry AIMer: Wave’s A-to-I editing oligonucleotides Free-uptake of chemically modified oligonucleotides (No need for LNPs or viral vectors) Stereochemistry and PN chemistry enhance potency and editing efficiency of GalNAc AIMers in primary human hepatocytes

AIMers: Realizing potential of therapeutic RNA editing by harnessing endogenous ADAR Solved for key therapeutic attributes for potential best-in-class RNA editing therapeutics Efficient ADAR recruitment AIMer design principles SAR developed to design AIMers for different targets Systematized AIMer design enables rapid advancement of new targets Strong and broad IP in chemical and backbone modifications, stereochemistry patterns, novel and proprietary nucleosides Potent and specific editing in vivo Efficient ADAR recruitment Stability Delivery and intracellular trafficking Beyond liver Decade of investment and learnings to improve stability of single-stranded RNAs GalNAc compatible for targeted liver delivery Endosomal escape and nuclear uptake AIMer design also works for delivery to CNS and other tissue types Potential for infrequent dosing Subcutaneous dosing IT, IVT, systemic dosing SAR: structure-activity relationship

Proof-of-concept preclinical RNA editing data published in Nature Biotechnology (March 2022) Monian et al., 2022 published online Mar 7, 2022; doi: 10.1038.s41587-022-01225-1 SAR structure-activity relationship Specificity in vitro & in vivo (NHPs) In vitro-in vivo translation (NHPs) GalNAc conjugation Foundational AIMer SAR AIMers detected in liver of NHP at Day 50 (PK) ADAR editing with ACTB AIMer is highly specific ACTB Confidence (LOD score) % Editing RNA editing within full transcriptome (primary human hepatocytes) Substantial and durable editing in NHP liver in vivo (PD)  Day 50 RNA editing in NHP RNA editing only detected at editing site in ACTB transcript GalNAc AIMers GalNAc AIMers

Editing: Potent, durable, specific A à I (G) RNA editing Delivery: Efficient RNA editing in preclinical in vivo models: Targeted delivery (GalNAc) Systemic delivery Local delivery (IT, IVT, others) Potential to accelerate timelines to candidate with AIMer pipeline expansion Systemic in vivo editing without delivery vehicles Right: Single dose of 100mg/kg unconjugated UGP2 AIMer, seven days post dose; WAT: White adipose tissue; BAT: Brown adipose tissue; CD3+: T-cells and subset of NK cells; EpCAM+(Epithelial cell adhesion molecule): mainly cholangiocytes within liver; LSEC cells (Liver Sinusoidal Endothelial Cells); M0 cells: macrophages Substantial RNA editing across multiple tissues following single subcutaneous dose of UGP2 AIMer Specific liver associated cells Editing without GalNAc conjugation Control UGP2 AIMer (unconjugated) T cell NK cell subset Cholan-giocyte LSEC Macro-phage

Expanding addressable disease target space using AIMers to activate pathways and upregulate expression Correct G-to-A driver mutations with AIMers Modulate protein-protein interaction Upregulate expression Modify function Post-translational modification Alter folding or processing Restore or correct protein function Modulate protein interactions with AIMers Achieved POC Potential to precisely control gene upregulation with a titratable therapeutic approach WVE-006 (GalNAc AIMer) AATD POC: proof of concept

n=2; Primary hepatocytes 48h of treatment with the indicated dose concentration of AIMers  NRF2 is degraded by proteasome NRF2 KEAP1 Transcription is repressed ADAR editing site NRF2 is stabilized KEAP1 NRF2 Transcription is activated Basal conditions ADAR-modified conditions AIMer RNA editing efficiency Dose-dependent gene upregulation (NQO1) in vitro following Nrf2 editing to disrupt protein/protein interaction Gene upregulation NRF2 AIMers UGP2 (Control) AIMer Dose dependent modulation of protein/protein interactions

Note: Editing percentage for UGP2 control AIMer indicates editing of UGP2 mRNA Methods: hADAR C57BL/6 mice dosed subQ (days 0, 2, 4) at 10mg/kg GalNAc-conjugated AIMers. Livers harvested (day 7), analyzed for editing and NQO1 expression via Sanger sequencing or qPCR, respectively. Data analyzed via One-way ANOVA with Tukey’s multiple comparison test. Asterisks indicate statistical significance to PBS-treated animals as follows: * = p<0.05; ** = p<0.01; *** = p<0.001; **** = p<0.0001 AIMers enable activation of gene pathway in vivo with single edit AIMer 1 UGP2 AIMer AIMer 2 RNA editing efficiency Gene upregulation NRF2 downstream gene upregulation following GalNAc AIMer mRNA editing in vivo in liver of mice RNAseq transcriptome analysis confirms disruption of Nrf2 protein interaction with upregulation of key factors Nrf2 mRNA editing in vivo in liver of mice with GalNAc AIMers

Upregulation: AIMers can edit RNA motifs to restore or upregulate gene expression mRNA RNA binding proteins recognize sequence motifs to regulate various mRNA properties Stability Inhibit or enhance mRNA decay Processing Splicing PolyA usage Capping Transport Intracellular localization Protein production Translational efficiency Editing RNA Motifs to regulate RNA half-life to upregulate RNA expression is possible for clinically-relevant targets, including both metabolic and immune targets Gene upregulation Primary human hepatocytes (in vitro) Primary human T-cells (in vitro) AIMer

RNA editing of nonsense mutation found in MECP2 (Rett Syndrome) restores functional protein  293T cells transfected with both nonsense mutation on MECP2 (GFP-fusion construct) and ADAR plasmids. AIMers transfected for 48h prior to RNA extraction and sequencing. Percentage editing determined by Sanger sequencing. Left: Single dose (25nM) treatment Middle: Full dose response curve (25nM, 5-fold dilution, 48h treatment) in presence or absence of hADAR Right: Western blot for MECP2 protein. Three biological replicates, NTC AIMer, mock and naïve 293T cells probed for fusion protein. in vitro ADAR editing of over 60% targeting MECP2 disease transcript Full length MECP2 protein is expressed following ADAR editing Loading Control Endogenous MECP2 ADAR Edited MECP2 Mock Naive NTC Ladder Dose-dependent RNA editing of MECP2 mutation with PS/PN AIMer Control (no hADAR) PS/PN AIMer … CGA… wild type protein … TGA… premature stop codon … TGG… restored protein Normal: Rett Syndrome: ADAR editing: Variant base ADAR editing site Nonsense mutations found in Rett Syndrome can occur in multiple locations on RNA transcript: PN chemistry improved editing efficiency in vitro Dosed with hADAR

Wave’s discovery and drug development platform

Improvements in PRISM primary screen hit rates accelerate drug discovery over time Primary screen hit rates with silencing far above industry standard hit rates Stereorandom Chemistry, PN stereochemistry & machine learning optimization Stereopure Chemistry improvements and PRISM advancement All screens used iPSC-derived neurons; Data pipeline for improved standardization. Hit rate = % of oligonucleotides with target knockdown greater than 50%. Each screen contains >100 oligonucleotides. ML: machine learning (2019) (2020 - current)

Silencing Potency is enhanced with addition of PN modifications across modalities Improved knockdown Splicing Editing Improved skipping Ranked by potency of reference PS/PO compound Ranked by potency of reference PS/PO compound Improved editing PS/PO/PN PS/PO (Stereopure) PS/PO (Stereorandom) Concentration (mM) % Editing PS/PO reference compound PS/PN modified compound % Skipping Target knockdown (% remaining) Left: Experiment was performed in iPSC-derived neurons in vitro; target mRNA levels were monitored using qPCR against a control gene (HPRT1) using a linear model equivalent of the DDCt method; Middle: DMD patient-derived myoblasts treated with PS/PO or PS/PO/PN stereopure oligonucleotide under free-uptake conditions. Exon-skipping efficiency evaluated by qPCR. Right: Data from independent experiments

Adding PN chemistry modifications to C9orf72-targeting oligonucleotides improved potency in vivo Exposure (µg/g) Exposure (µg/g) Cortex %C9orf72 V3 transcript remaining Oligonucleotide concentrations quantified by hybridization ELISA. Graphs show robust best fit lines with 95% confidence intervals (shading) for PK-PD analysis; Liu et al. Molecular Therapy Nucleic Acids 2022; Kandasamy et al., Nucleic Acids Research, 2022, doi: 10.1093/nar/gkac037 Spinal Cord C9orf72-targeting oligonucleotides PS/PO backbone chemistry PS/PO/PN backbone chemistry Improved knockdown Improved tissue exposure

PN chemistry improves distribution to CNS NHPs administered  1x12 mg oligonucleotide or PBS by intrathecal injection/lumbar puncture (IT). CNS tissue evaluated 11 or 29 days after injection (n=6 per group). Oligonucleotide was visualized by ViewRNA (red), and nuclei are counterstained with hematoxylin. Images from day 29.  Cerebral Cortex Cerebellum Striatum Hippocampus Spinal cord PS/PO PS/PO/PN Backbone chemistry Midbrain Distribution of oligonucleotides in non-human primate CNS 1-month post single IT dose Oligonucleotide (red staining)

*** **** Single dose (3 mg/kg) PRISM PN siRNA loaded in RISC is significantly greater than Adv. ESC siRNA PBS PRISM PN siRNA led to unprecedented silencing as compared to state-of-art >3 months after single dose Adv. ESC siRNA (stereorandom) PRISM PN siRNA (stereopure) ~80% silencing HSD17B13 mRNA in vivo with GalNAc-conjugated PRISM PN siRNA 14 weeks post single dose Better silencing % HSD17B13 mRNA remaining 10-fold 3-fold 65-fold ** ** ** (Left) Proprietary human transgenic mouse model, Post hoc tests derived from Linear Mixed Effects Model with Random subject effects; (Right) ** P<0.01, 2-way ANOVA PRISM PN siRNA (stereopure) Adv. ESC siRNA (stereorandom)

Established internal GMP manufacturing for multiple oligonucleotide modalities Strong technical knowhow and operating expertise Established infrastructure State of the art facilities (90,000 sq ft) and expansion space Process and analytical development labs GMP oligonucleotide (API) manufacturing  Established Quality and GMP systems (QA, supply chain, logistics, QC testing) Experienced team led by Sridhar Vaddeboina, PhD (SVP Chemistry, Manufacturing, Controls) Experts in oligonucleotide synthesis (ASOs, DNAs, RNAs, siRNAs) Proven track record scaling complex chemistries; delivered clinical supply for six programs at Wave Scalable to support Wave’s GMP manufacturing needs, as well as potential new partners

Upcoming milestones

Differentiated RNA therapeutics pipeline with multiple clinical datasets expected in 2H 2022 Additional data generated in 2022 expected to further inform future opportunities and unlock value Silencing CNS (Intrathecal) Splicing Muscle (IV) ADAR editing Targeted delivery liver (Subcutaneous) WVE-004 C9orf72 ALS & FTD Delivered clinical target engagement data with single doses Additional single and multidose data in 2H 2022 Discussions with regulatory authorities regarding next phase of development later in 2022 Initiate an OLE clinical trial in 2H 2022 WVE-003 HD SNP3 Clinical data to enable decision making in 2H 2022 WVE-N531 DMD Exon 53 Clinical data to enable decision making in 4Q 2022 WVE-006 AATD Selected an AATD AIMer development candidate and initiated IND-enabling activities Submit clinical trial applications in 2023 WVE-004 FOCUS-C9 clinical trial (NCT04931862); WVE-003 SELECT-HD clinical trial (NCT05032196); WVE-N531 open-label clinical trial (NCT04906460)

Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827